UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 30, 2007

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AB1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-20 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 13, 2007, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”) providing for the issuance of Deutsche Alt-B Securities Mortgage Loan Trust 2007-AB1, Mortgage Pass-Through Certificates, Series 2007-AB1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of April 13, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, GMAC Mortgage, LLC and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.4

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Wells Fargo Bank, N.A., as servicer, and acknowledged and agreed to by HSBC Bank USA, National Association as trustee.

99.6

Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between DB Structured Products, Inc., as purchaser, and Wells Fargo Bank, N.A., as servicer.**

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Wells Fargo Bank, N.A., as servicer, and agreed to by Wells Fargo Bank, N.A., as master servicer.

* Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.
** Incorporated herein by reference to the Form 8-K filed with the SEC on November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/Susan Valenti

Name: Susan Valenti

Title: Director

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

Title: Director

Dated: April 30, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of April 13, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, GMAC Mortgage, LLC and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.4

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Wells Fargo Bank, N.A., as servicer, and acknowledged and agreed to by HSBC Bank USA, National Association as trustee.

99.6

Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between DB Structured Products, Inc., as purchaser, and Wells Fargo Bank, N.A., as servicer.**

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Wells Fargo Bank, N.A., as servicer, and agreed to by Wells Fargo Bank, N.A., as master servicer.